Contango & MCEP Strategic Merger Presentation October 2020 Exhibit 99.2

Cautionary Statements Certain statements included in this presentation are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those statements that are not historical in nature and may be identified by words such as, but not limited to, "expect," “assume”, “project”, “plan”, "outlook," "intend," "will," and "could.“ Contango Oil & Gas Company (“Contango”, “MCF” or the “Company”) cautions that strategic plans, assumptions, expectations, objectives for future operations, drilling results, projections, intentions, or beliefs about future events may, and often do, vary from actual results and the differences can be material. Some of the key factors which could cause actual results to vary from those Contango expects include risks related to the COVID-19 pandemic; the risk that Contango’s will not be able to successfully integrate with the business of Mid-Con Energy Partners, LP (“Mid-Con” or “MCEP”) upon completion of the merger (the “Proposed Transaction”) of Mid-Con with and into Contango (the “Combined Company”); the risk that the cost savings, synergies and growth from the Proposed Transaction may not be fully realized or may take longer to realize than expected; the diversion of management time on transaction-related issues; the effect of future regulatory or legislative actions on the companies or the industries in which they operate; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; the risk that Contango or Mid-Con may be unable to obtain governmental and regulatory approvals required for the Proposed Transaction, or that required governmental and regulatory approvals may delay the Proposed Transaction or result in the imposition of conditions that could reduce the anticipated benefits from the Proposed Transaction or cause the parties to abandon the Proposed Transaction; the risk that a condition to closing of the Proposed Transaction may not be satisfied; the length of time necessary to consummate the Proposed Transaction, which may be longer than anticipated for various reasons; potential liability resulting from pending or future litigation; changes in the general economic environment, or social or political conditions, that could affect the businesses; the potential impact of the announcement or consummation of the Proposed Transaction on relationships with customers, suppliers, competitors, management and other employees; and risks associated with changes in natural gas and oil prices, the timing of planned capital expenditures, availability of acquisitions, uncertainties in estimating proved reserves and resource potential and forecasting drilling and production results, operational factors affecting the commencement or maintenance of producing wells, the condition of the capital markets generally, as well as the Company’s ability to access them, and uncertainties regarding environmental regulations or litigation and other legal or regulatory developments affecting Contango's business. Statements regarding future production are subject to all of the risks and uncertainties normally incident to the exploration for and development and production of oil and gas. Please refer to our filings with the Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K for the fiscal year ended December 31 2019, and subsequent filings for a further discussion of these risks.   This presentation includes certain estimates of proved reserves that have not been prepared in accordance with SEC pricing guidelines. Other estimates of hydrocarbon quantities included herein may not comport with specific definitions of reserves under SEC rules and cannot be disclosed in SEC filings. These estimates have been prepared by the Company and are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the Company. Please read "Appendix - Disclaimers" for certain information regarding the reserves and related information presented herein. "Pro Forma" for the Combined Company does not necessarily represent the actual reserves, or production or other results of the Combined Company. Although such estimates are based on management's good faith belief and current information available to it, actual results may differ materially from pro forma information, estimates or expectations.

ADDITIONAL INFORMATION AND WHERE TO FIND IT This communication may be deemed to be solicitation material in respect of the proposed merger (the “Proposed Merger”). The Proposed Merger will be submitted to Contango shareholders and Mid-Con unitholders for their consideration. Contango and Mid-Con intend to file a preliminary consent statement/proxy statement/prospectus (the “Consent Statement/Proxy Statement/Prospectus”) with the Securities and Exchange Commission (the “SEC”) in connection with the Partnership Unitholder Approval and the Contango Shareholder Approval (each as defined in the Merger Agreement) in connection with the Proposed Merger. Contango intends to file a registration statement on Form S-4 (the “Form S-4”) with the SEC, in which the Consent Statement/Proxy Statement/Prospectus will be included as a prospectus. Contango and Mid-Con also intend to file other relevant documents with the SEC regarding the Proposed Merger. After the Form S-4 is declared effective by the SEC, the definitive Consent Statement/Proxy Statement/Prospectus will be mailed to Contango’s shareholders and Mid-Con’s unitholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER, INVESTORS AND SHAREHOLDERS OF CONTANGO AND INVESTORS AND UNITHOLDERS OF MID-CON ARE URGED TO READ THE DEFINITIVE CONSENT STATEMENT/PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Consent Statement/Proxy Statement/Prospectus, any amendments or supplements thereto and other relevant materials, and any other documents filed by Contango or Mid-Con with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov or free of charge from Contango at www.contango.com or by directing a request to Contango’s Investor Relations Department at investorrelations@contango.com or free of charge from Mid-Con at www.mceplp.com or by directing a request to Mid-Con’s Investor Relations Department at MSA.OwnerRelations@Contango.com. NO OFFER OR SOLICITATION This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. PARTICIPANTS IN THE SOLICITATION Contango, Mid-Con and certain of their respective executive officers, directors, other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the Proposed Merger. Information regarding Contango’s directors and executive officers is available in its Proxy Statement on Schedule 14A for its 2020 Annual Meeting of Shareholders, filed with the SEC on April 28, 2020 and in its Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 20, 2020. Information regarding Mid-Con’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 12, 2020 and its Current Reports on Form 8-K, filed with the SEC on June 10, 2020 and August 6, 2020. These documents may be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Form S-4, the Consent Statement/Proxy Statement/Prospectus and other relevant materials relating to the Proposed Merger to be filed with the SEC when they become available. Shareholders, unitholders, potential investors and other readers should read the Consent Statement/Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions. Additional Information

Acquisition of PDP heavy reserves at an attractive unlevered return Oil weighted and low production decline (low to mid single digits) Familiarity with assets and operations via MCEP’s Management Services Agreement with MCF Further cost rationalization expected to be realized via consolidation of the entities Projected to add immediate cash flow PUD inventory with low CAPEX requirement and planned near term conversion to PDP Value add transaction adding oil-weighted reserves and scale Merger with Mid-Con Energy Overview Pro Forma Ownership and Corporate Governance Key Conditions and Timing All stock merger MCF will issue ~25.0 million shares of common equity Contango’s senior management team will run the combined company Contango’s Board of Directors will remain intact Headquarters in Fort Worth, TX Approval by the special committees of the Board of MCF and MCEP Subject to customary regulatory and shareholder approvals and other customary conditions to closing Expected closing late 2020/early 2021

MCF History and Recent Highlights Company History 1999 Contango founded in 1999 2005 Fayetteville Shale acquired for ~$10mm 2006 - 2010 Offshore success of Eugene Island shallow water discovery including 10 wells that remain a major production source (53% of 4Q19A legacy MCF production excluding Will Energy and White Star) 2008 Fayetteville Shale sold to Petrohawk and XTO for ~$300mm 2013 Kenneth Peak medical leave of absence Merger with Crimson Exploration 2016 Acquired 5,000 net acres in Pecos County (“Bullseye”) and subsequently added an additional 1,700 net acres 2018 John Goff and affiliates purchased 18.8% of MCF Wilkie Colyer, Jr. named CEO Completed $34.5m equity offering Acquired “Northeast Bullseye” 2019 Closed $56.4mm public equity offering and new, JPM-led RCF Closed $22.1mm private placement equity offering Closed acquisitions of Will Energy ($23.0mm) and White Star ($132.5mm) Closed $53.4mm private placement equity offering Entered joint development agreement with Juneau Oil & Gas, LLC (Iron Flea) Highly supportive, value-based equity ownership Management and directors committing time and capital to transforming business (high insider ownership) Simple capital structure (Revolving Credit Facility and Common Equity) Public currency that can be an advantage in potential transactions Low drilling requirements and lease expirations Low management salaries and G&A Proprietary relationships with lending banks and legal advisors that help Contango continue to evaluate potential opportunities Expect free cash flow for 2020 Management’s incentives are aligned with shareholders Contango Highlights 2020 Announced management services agreement with MCEP Announces merger with MCEP Note: Free cash flow is a non-GAAP measure. See Appendix for more information.

Organization and Management

Organizational Structure and Ownership



Goff and Affiliates
Public (2)
~28%
~72%
Contango Oil and Gas Company
NYSE American: MCF
100%
100%
100%
Contaro Company
Contango Operators Inc.
Contango Resources Inc.
~37%
100%
100%
Exaro Energy III LLC ("Exaro")(1)
Gulf of Mexico Assets
Onshore Assets

Management

Name	Title
Wilkie S. Colyer, Jr.	CEO
W. Farley Dakan	President
Chad Roller, PhD	SVP, COO
E. Joseph Grady	SVP, CFO
Chad McLawhorn	SVP, General Counsel

Board of Directors

Name	Affiliation
John C. Goff (Chairman)	Founder of Crescent Real Estate and Goff Capital
Wilkie S. Colyer, Jr.	CEO of Contango
B.A. Berilgen	Previously CEO of Patara Oil & Gas
Lon McCain	Previously VP, CFO of Westport Resources; Director of Cheniere Partners and Continental Resources
Joseph J. Romano	President and CEO of Olympic Energy Partners

1) Not included in reserves and resources presented.
2) Includes officers and directors other than Goff and Affiliates

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MCF Current Asset Overview

Map of Current Assets


Southern Delaware
Pecos Co.
NE Bullseye
Bullseye
Gulf of Mexico
Southern Delaware
Central Oklahoma
Western Anadarko
Other Onshore
Gulf of Mexico
Eugene Island 11
Various Prospects
Note: Additional assets in Kansas, Mississippi, Wyoming and Gulf Coast are not shown

Asset Area	Q2 2020 Net Production		Proved Reserves	Proved PV-10	
	(MBoe/d)	*% Liquids*	MMBoe	$mm	% PDP
Gulf of Mexico	2.7	*18%*	5.8	$40.6	*100%*
Southern Delaware	0.9	*94%*	5.1	26.6	*91%*
Central Oklahoma	9.1	*47%*	21.1	72.7	*96%*
Western Anadarko	2.5	*40%*	7.9	29.2	*100%*
Other Onshore	0.9	*60%*	3.1	21.6	*96%*
Total	**16.1**	***44%***	**43.0**	**$190.7**	***97%***

Gulf of Mexico

- Stable production / cash flow base supported by active hedging program
- Shallow shelf position
  - Eugene Island situated in 13' of water
- 100% PDP
- Minimal incremental capex and total net P&A liabilities of < $9mm as of June 2020
- Significant upside opportunity via high impact exploratory prospects

Southern Delaware

- ~7,700 net operated acres within premier U.S. onshore play
  - Bullseye: ~5,700 net; NE Bullseye: ~2,000 net
- Acreage materially de-risked from recent development by Contango and offset operators
- 6 gross wells (2.25 net) to drill in 2021 to fully HBP acreage
  - Represents majority of PUD value and capital requirements
- Targeting WC A, WC B; prospective for Bone Spring
- Midstream integration / optionality – 18.5 miles of water pipeline and 2 active SWDs

Central Oklahoma

- ~265,000 net acres; long-life, low decline assets with infrastructure
  - 93% HBP / 84% operated (1)
  - Average WI: ~69% (1) / Average NRI: ~56% (1)
- Multiple target zones focused in the STACK and Cherokee Platform formations

Western Anadarko

- ~122,000 net acres; long-life, low decline assets
  - 95% HBP / ~81% operated (1)
  - Average WI: ~74% (1) / Average NRI: ~64% (1)
- Low-risk upside potential

Note: Net proved reserves and PV-10 are as of 12/31/2019 using strip pricing as of 8/4/2020; excludes reserves associated with ~37% interest in Exaro. PV-10 is a non-GAAP measure. See Appendix for more information.
1) Figures are for operated, held by production acreage.

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MCEP Current Asset Overview

Map of Current Assets



Pine Tree Unit
13,000 acre waterflood development
Oklahoma
Wyoming

Asset Area	Q2 2020 Net Production		Proved Reserves	Proved PV-10	
	(MBoe/d)	% Liquids	MMBoe	$mm	% PDP
Oklahoma	2.5	*93%*	17.7	128.3	*91%*
Wyoming	0.3	*90%*	6.2	45.5	*29%*
Total	**2.8**	***93%***	**23.9**	**$173.9**	***74%***

MCEP – Low Decline Asset Base

- Achieved significant debt paydown since 2015 through a series of strategic transactions
- Asset base is stable and low-decline
- Low capex development projects in WY and OK with material reserves and attractive economic returns

Oklahoma

- Mature production with high cash flow margins and low production decline
- Track record of successful low-cost waterflood redevelopments generating significant free cash flow and reserves (e.g. Cleveland Field Unit)
- Multiple Cleveland formation waterflood redevelopment opportunities in Central Oklahoma with significant upside

Wyoming

- Mature production with low overall production declines in the Big Horn and Powder River basins
- Large waterflood units with immense scale offering significant redevelopment opportunities
- Pine Tree is large 13,000 acre waterflood development requiring low capex to establish significant PDP value in the near term

Note: Net proved reserves and PV-10 are as of 12/31/2019 using strip pricing as of 8/4/2020. PV-10 is a non-GAAP measure. See Appendix for more information.
1) Figures are for operated, held by production acreage.

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8

Note: Proved Reserves and PV-10 are as of 12/31/2019 using NYMEX strip pricing as of 8/4/2020. PV-10 is a non-GAAP measure. See Appendix for more information. Contango’s PV-10 is inclusive of SWDs. Total debt as of 6/30/2020 and excludes debt associated with PPP loans; EBITDAX based on Q1 2020A Adjusted EBITDAX. EBITDAX is a non-GAAP measure. See Appendix for more information. Pro forma EBITDAX includes an assumed ~$1.9mm in annualized synergies. Pro Forma Asset Overview Asset Map Asset and Operating Comparison Current and Pro Forma Reserve Mix Summary Metrics MCF MCEP Est. Pro Forma Proved Reserves (MMBoe) 43.0 23.9 66.9 Proved PV-10 ($mm) (1) $190.7 $173.9 $364.6 Total Debt / EBITDAX (2) 1.4x 7.2x 1.8x (3) RCF Maturity Date 9/17/2024 5/1/2021 9/17/2024 R/P Ratio (years) 7.3 23.6 9.7 MCEP 43.0 MMBoe MCF 23.9 MMBoe Pro Forma 66.9 MMBoe Gas Liquids Contango Mid-Con Overlapping Acreage Note: Additional Contango assets in Kansas, Mississippi, and Gulf Coast are not shown 48.2% 51.8%

Total 1P PV-10 by Category Total PV-10: $364.6mm Estimated Pro Forma 1P Reserves – 8/4/2020 NYMEX Strip Pricing Note: Net proved reserves and PV-10 are as of 12/31/2019 using strip pricing as of 8/4/2020; excludes reserves associated with ~37% interest in Exaro. PV-10 is a non-GAAP measure. See Appendix for more information. Total 1P PV-10 by Area Total PV-10: $364.6mm Total 1P Mix Total MMBoe: 66.9

Transaction Details

M&A Transaction	• MCF acquires MCEP in an all-stock transaction – Est. MCF shares issued: ~25.0mm – PF MCF shares outstanding: ~184.5mm [1] • MCF to assume existing outstanding debt under MCEP revolving credit facility • Transaction expected to close late 2020/early 2021
Revolving Credit Facility ("RCF") Refinancing	• PF Borrowing Base of $130mm, stepping down to $120mm on 3/31/2021 • Pricing: L + 300 – 400 with a commitment fee of 50 bps
Equity Issuance	• New equity issued at $1.50 per share • $39.7mm of gross equity proceeds

Sources and Uses ($ in millions) [2]	
Sources	
New MCF Common Equity to MCEP	$42.8
New MCF Common Equity Issuance (Private Placement)	39.7
Refinance MCEP Net Debt	72.3
Total Sources	**$154.8**
Uses	
MCEP Equity (shares equivalent)	$42.8
PF RCF Repayment	34.7
Refinance MCEP Net Debt	72.3
Fees and Expenses	5.0
Total Uses	**$154.8**

Note: Market data as of 10/23/2020.
1) Represents equity issued and pro forma shares outstanding after common equity private placement.
2) Assumes MCF issues ~25.0mm new common shares to acquire outstanding MCEP common units.

Contango

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Appendix Reserves Disclaimer The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves, which are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions (using unweighted average 12-month first day of the month prices), operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. In this presentation, we use the terms “proved reserves,” “proved developed producing (PDP)”, “proved developed non-producing (PDNP)”, “proved undeveloped (PUD)”, “upside”, and other descriptions of volumes of hydrocarbons potentially recoverable, through additional drilling or recovery techniques. None of the estimates contained in this release conform to SEC guidelines and were estimated under different pricing assumptions than the unweighted average 12-month first day of the month prices. All Contango reserves at December 31, 2019, were prepared by William M. Cobb & Associates, the Company’s independent third party petroleum engineering firm. Information regarding MCEP reserves was based on information provided, and representations made, by MCEP, and Contango disclaims any responsibility for its accuracy. Strip Pricing at August 4, 2020 is as follows: : This presentation includes reserves information pro forma for the Combined Company. Contango did not construct a consolidated reserves report of the Combined Company and did not engage an independent reserves engineer to produce such a report. The MCEP reserves are based on the MCEP development plan, which may differ from the plan that would be adopted by the combined company. Therefore, the pro forma reserves information and results of the Combined Company shown in this presentation are not necessarily indicative of actual future results of the Combined Company and such actual results may differ materially. Estimates of proved reserves disclosed in this presentation should be read together with the estimates of proved reserves that have been prepared in accordance with applicable SEC regulations and included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019. Non-GAAP Financial Measures This presentation includes the non-GAAP financial measures, EBITDAX and PV-10. EBITDAX represents net income (loss) before interest expense, taxes, depreciation, depletion and amortization, and oil and gas exploration expenses. We have included EBITDAX. We believe EBITDAX is an important supplemental measure of operating performance because it eliminates items that have less bearing on our operating performance and therefore highlights trends in our core business that may not otherwise be apparent when relying solely on GAAP financial measures. We also believe that securities analysts, investors and other interested parties frequently use EBITDAX in the evaluation of companies, many of which present EBITDAX when reporting their results. A reconciliation of EBITDAX, pro forma for Mid-Con, to net income (loss) is unavailable to Contango without unreasonable effort. Contango is not able to provide a quantitative reconciliation because certain items required for such reconciliation are outside of the company's control and/or cannot be reasonably determined.

PV-10 Definition PV-10 is a non-GAAP financial measure and represents the present value, discounted at 10% per year, of estimated future cash inflows from proved natural gas and crude oil reserves, less future development and production costs using pricing assumptions in effect at the end of the period. PV-10 differs from Standardized Measure because it does not include the effects of income taxes on future net revenues. Neither PV-10 nor Standardized Measure represents an estimate of fair market value of our natural gas and crude oil properties. PV-10 is used by the industry and by our management as an arbitrary reserve asset value measure to compare against past reserve bases and the reserve bases of other business entities that are not dependent on the taxpaying status of the entity. For purposes of the following table, proved reserves and PV-10 as of December 31, 2019 is calculated using SEC pricing. The following table provides a reconciliation of our Standardized Measure to PV-10 (in millions): No future income taxes are computed for MCEP, because it’s a non-taxable entity Timing differences and other